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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 9, 2004


                            PSF GROUP HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                      333-64180                43-1818535
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)

805 PENNSYLVANIA, SUITE 200, KANSAS CITY, MISSOURI                64105
     (Address of principal executive office)                    (Zip Code)

       Registrant's telephone number, including area code: (816) 472-7675

                                 NOT APPLICABLE
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             (Former name, former address and former fiscal year, if
                           changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 9, 2004, PSF Group Holdings, Inc. issued an earnings release announcing financial results for it second quarter ended September 25, 2004. PSF Group Holdings is furnishing a copy of the press release, which is attached hereto as Exhibit 99.1.

The information contained in this Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information is this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits.

            Number    Description
            ------    -----------
            99.1      Press Release dated November 9, 2004 furnished pursuant to
                      Item 2.02 of this Form 8-K.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 9, 2004
                                       PSF GROUP HOLDINGS, INC.
                                       -----------------------
                                       (Registrant)

                                       By:  /s/  Dennis D. Rippe
                                       -------------------------
                                       Dennis D. Rippe
                                       Vice President and Controller